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                       FIRST AMENDMENT TO CREDIT AGREEMENT

To Each of the Lenders Signatory Hereto

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of February 25, 2000 (as amended, restated, supplemented and otherwise modified from time to time, the "Credit Agreement"), between the undersigned, HA-LO Industries, Inc., an Illinois corporation (the "Company"), American National Bank and Trust Company of Chicago, as agent for the Lenders (the "Agent"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company has requested that the Lenders increase the Revolving Credit Commitments and the Lenders are willing to do so on the terms and conditions set forth in this agreement (the "Amendment").

1.       AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be amended as follows:

                  (l) The signature pages to the Credit Agreement shall be amended by (i) (a) deleting the amount "$22,500,000" appearing under the caption "Revolving Credit Commitment" and (b) deleting the percentage "50%" appearing under the caption "Percentage", opposite American National Bank and Trust Company of Chicago's signature and inserting in its place the amount "$26,666,667" and the percentage "53.3333334%", (ii) deleting the percentage "33.333%" appearing under the caption "Percentage", opposite Harris Trust and Savings Bank's signature and inserting in its place the percentage "30.00%", (iii) (a) deleting the amount "$7,500,000" appearing under the caption "Revolving Credit Commitment" and (b) deleting the percentage "16.667%" appearing under the caption "Percentage", opposite Comerica Bank's signature and inserting in its place the amount "$8,333,333" and the percentage "16.6666667%", and (iv) deleting the amount "$45,000,000" appearing under the caption "Aggregate Revolving Credit Commitments" after the signatures of the Lenders and inserting in its place the amount "50,000,000".

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  2.1 The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

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                  2.2 The Company shall have executed and delivered to each of
         American National Bank and Trust Company of Chicago and Comerica Bank a Revolving Credit Note in the form of Exhibit A hereto payable to the order of such Lender in the principal amount of its Revolving Credit Commitment in effect after giving effect to this Amendment.

                  2.3 Each Subsidiary of the Company party to the Guaranty shall have executed and delivered the Guarantor's Acknowledgment in the form attached hereto as Exhibit B.

3.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct and the Company is in compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.       EQUALIZATION.

         Anything contained in the Credit Agreement or in this Amendment to the contrary notwithstanding, upon satisfactory completion of the conditions precedent to the effectiveness of this Amendment as set forth above, there shall be such purchases and sales of interests in the Revolving Loans, if any then outstanding, as shall be necessary so that after giving effect thereto each Lender holds its ratable share of the total of the Revolving Loans then outstanding in accordance with its Percentage of the Revolving Credit Commitments.

5.       MISCELLANEOUS.

         5.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.


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         5.2 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Dated as of March __, 2000

                                       HA-LO INDUSTRIES, INC.

                                       By:____________________________
                                       Name:__________________________
                                       Title:___________________________


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Accepted and agreed to as of the date and year last above written.

                                       AMERICAN NATIONAL BANK AND TRUST

                                       COMPANY OF CHICAGO, individually and as

                                       Agent

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       HARRIS TRUST AND SAVINGS BANK

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       COMERICA BANK

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________



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